UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 19, 2022
(May 17, 2022)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

Effective May 21, 2022, Joseph D. Tarry, PNM Resources, Inc.’s (the “Company”) Senior Vice President and Chief Financial Officer, was promoted to President and Chief Operating Officer (“COO”) of the Company. Ms. Collawn will continue to serve as the Chief Executive Officer and Chairman of the Company’s Board of Directors.

In connection with the appointment of Mr. Tarry to President and COO, the Compensation and Human Resources Committee (“Compensation Committee”) of the Board of Directors (the “Board”) approved a base salary of $505,000 and a target award under the Company’s 2022 Officer Annual Incentive Plan (“AIP”) equal to 70% of Mr. Tarry’s annual base salary. The Board approved a pro-rata target performance share award opportunity under the Company’s 2022 Long-Term Incentive Plan, 2021 Long-Term Incentive Plan and 2020 Long-Term Incentive Plan (collectively, the “LTIPs”) equal to 115.5%. The Board also approved an award opportunity of 49.5% for the time-vested restricted stock rights component of the LTIPs, which is anticipated to be granted following the end of the respective performance periods to Mr. Tarry. Mr. Tarry, age 51, joined the Company in 1996. Prior to his position as Senior Vice President and Chief Financial Officer, Mr. Tarry held the role of Vice President, Controller and Treasurer. Mr. Tarry is a Certified Public Accountant in the State of New Mexico.

Also effective May 21, 2022, Elisabeth A. Eden, the Company’s Vice President and Treasurer, was promoted to the position of Senior Vice President, Chief Financial Officer and Treasurer of the Company. In connection with her appointment, the Compensation Committee approved a base salary of $375,000 and a target bonus under the AIP equal to 60% of Ms. Eden’s annual base salary. The Board also approved award opportunities, on pro-rata basis, for Ms. Eden consistent with those of the Company’s other Senior Vice Presidents under the LTIPs. Ms. Eden, age 55, joined the Company in 2001. Prior to her position as Vice President and Treasurer, Ms. Eden held the role of Vice President and Chief Information Officer; Vice President and Treasurer; and Vice President, Human Resources.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 19, 2022	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)